UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
February 18, 2016

Eastman Chemical Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12626	62-1539359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Wilcox Drive, Kingsport, TN		37662
(Address of Principal Executive Offices)		(Zip Code)

(423) 229-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) - Departure of Certain Officers
On February 23, 2016 Eastman Chemical Company (the “Company”) announced the retirement of Chief Operating Officer Ronald C. Lindsay effective July 1, 2016, the retirement of one other executive officer effective April 1, 2016, and two executive officer appointments each effective July 1, 2016.
The text of the Company’s release announcing these executive retirements and appointments is filed as Exhibit 99.01 to this Form 8-K and is incorporated herein by this reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2016	Eastman Chemical Company By: /s/ Brian L. Henry Name: Brian L. Henry Title: Senior Securities - Governance Counsel and Assistant Secretary